Related Party Transactions	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS [Abstract]
Related Party Transactions

26. RELATED PARTY TRANSACTIONS

The table below sets forth major related parties and their relationships with the Group.

Company name	Relationship with the Group
Sohu	Under common control of Sohu.com
Zhou You	An equity investee of the Company
Jin Dian	A controlled company by a member of board

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group’s operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011, was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6 “BUSINESS COMBINATIONS—Acquisition of the 17173 Business”.

Jin Dian is controlled by Mr. Baoquan Zhang, who was a former member of our Board of Directors until his resignation on September 27, 2013. Jin Dian was no longer a related party of the Group after Mr. Zhang's resignation.

On November 29, 2011, the Group and Sohu separately entered into a services agreement and an online links and advertising agreement (together, the “Services and Advertising Agreements”), pursuant to which Sohu provide links and advertising space and technical support to the Group, including the provision and maintenance of user log-in, information management and virtual currency payment systems of the 17173 Business. The Services and Advertising Agreements provide for a term of twenty-five years for the virtual currency payment system services, and an initial term of three years for all the other relevant services and links and advertising space, and involve aggregate fees to Sohu of approximately $30 million. Under the Services and Advertising Agreements, the Group may renew certain rights for a subsequent term of twenty-two years, and may obtain a perpetual software license in respect of the information management system and the user log-in system following the expiration of the three-year term, subject to the Group’s payment to Sohu of additional fees of up to approximately $5 million in the aggregate. During the years ended December 31, 2011, 2012 and 2013, significant related party transactions were as follows:

	For the year ended December 31, (in thousands)
Transactions with Sohu	2011	2012	2013
Services provided by Sohu
Sales and marketing services provided by Sohu	$6,002	$14,026	$13,390
Corporate expenses	1,483	27	12
Other service provided by Sohu	37	50	373
Acquisition of the 17173 Business
Acquisition of the 17173 Business from Sohu	163,784	—	—

	For the year ended December 31, (in thousands)
Transactions with Jin Dian	2011	2012	2013
Advertising slots provided by Shi Dai Jin Dian Cinema Investing Co., Ltd, or Jin Dian	$763	$1,552	$1,310

As of December 31, 2012 and 2013, the amounts due to related parties were as follows:

	As of December 31, (in thousands)
	2012	2013
Due to Jin Dian	$4,191	$—
Due to Zhou You (royalty fees payable to Zhou You)	322	332

As of December 31, 2012 and 2013, amounts due from and prepayment to related parties were as follows:

	As of December 31, (in thousands)
	2012	2013
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	$495	$393
Short-term and long-term prepayments to Sohu under services and advertising agreements	20,239	10,363

The transactions are measured at the amount of consideration established and agreed to by the related parties, which approximates amounts charged to third parties. These balances are interest free and settleable on demand.